
SUPERIOR
DRILLING PRODUCTS

Investor Presentation

May 2017

Troy Meier
Chairman and Chief Executive Officer

Christopher Cashion
Chief Financial Officer

NYSE MKT: SDPI
www.sdpi.com

Safe Harbor Statement

These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the safe harbor provisions, 15 U.S.C. § 78u-5, of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Certain statements in these slides and the accompanying oral presentation may constitute forward-looking statements, including statements regarding the volatility of oil and natural gas prices; the cyclical nature of the oil and gas industry; availability of financing, flexibility in restructuring existing debt and access to capital markets; consolidation within our customers' industries; competitive products and pricing pressures; our reliance on significant customers, specifically, Baker Hughes; our limited operating history; fluctuations in our operating results; our dependence on key personnel; costs of raw materials; our dependence on third party suppliers; unforeseen risks in our manufacturing processes; the need for skilled workers; our ability to successfully manage our growth strategy; unanticipated risks associated with and our ability to integrate, acquisitions; current and potential governmental regulatory actions in the United States and regulatory actions and political unrest in other countries; terrorist threats or acts, war and civil disturbances; our ability to protect our intellectual property; impact of environmental matters, including future environmental regulations; implementing and complying with safety policies; breaches of security in our information systems; related party transactions with our founders; and risks associated with our common stock . These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, worldwide economic activity; the level of exploration and production activity; interest rates and the cost of capital; environmental regulation; federal, state and foreign policies regarding exploration and development of oil and gas; the ability of OPEC to set and maintain production levels and pricing; governmental regulations regarding future oil and gas exploration and production; the cost of exploring and producing oil and gas; the cost of developing alternative energy sources; the availability, expiration date and price of leases; the discovery rate of new oil and gas reserves; the success of drilling for oil and gas in unconventional resource plays such as shale formations; technological advances; terrorist attacks and similar disruptive unlawful activities; weather conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Superior Drilling Products, Inc.

An innovative, cutting-edge drilling tool technology company providing cost saving solutions that drive production efficiencies for the oil and natural gas drilling industry

Market Capitalization	$22.1M	Shares Outstanding	24.2M
Recent Price	$0.90	Float	12.6M
52 Week Low/High	$0.72 / $2.72	Institutional Ownership	33%
Average Daily Volume (3 mos.)	81.3k	Insider Ownership	42%
NYSE MKT: SDPI	**Founded: 1993**		**IPO Date: May 23, 2014**

Market data as of 05/09/2017 (source: Bloomberg); institutional and insider ownership as of latest filing; shares outstanding as of 05/09/2017.

SUPERIOR DRILLING PRODUCTS

Innovator, Designer and Manufacturer

- **Solutions for the upstream oil & gas industry**
  - Drill-N-Ream® well-bore conditioning tool
  - Strider® oscillating system
- **Drilling tool fleet maintenance and repair**
- **Engineer, develop and manufacture new tools and technologies for company products and external customers**





Drill-N-Ream® Well-bore conditioning tool

Improving production thru wellbore quality

- **Leading industry operators standardizing on tool**
  - Being used throughout North America
  - Increased use of multiple tools
- **Driver:** Longer laterals
- **Demonstrating value**
  - Decreased days on well
  - Improved penetration rates
  - Supports directional drilling
  - Extends MWD* lives



**MWD: Measurement-while-drilling*

Teaming up with Success

Market channel partnerships

- **Go-to-market strategy:** Qualified partners
- **Drill-N-Ream distribution:** Market leader in downhole tool rentals
  - Exclusive marketing rights requires successful market penetration:

6/30/2017	12/31/2017	12/31/2018	12/31/2019	12/31/2020
10%	12.5%	17.5%	22.5%	25%

  - Exclusivity requirements determined by number of horizontal rigs*
- **Multiple revenue streams**
  - Initial sale
  - Per run royalty
  - Maintenance and repair
  - Product replacement

** DTI market share evaluated using last 30 days prior to each target date; further detail can be found on slide 18*

Technology Continues to Change the Game

Driving out inefficiencies

- Tools like Drill-N-Ream redefine quality basins
- Quality well bore critical to improving drilling efficiencies
  - Accelerating Drill-N-Ream adoption rate
- SDP technology: Patented Strider® Oscillation System
  - Commercialized Coiled Tubing Strider
  - Advancing Open Hole Strider


U.S. Rig Count[1]
1,000
900
800
700
600
500
400
300
200
100
0
$60
$50
$40
$30
$20
$10
$0
WTI Spot Oil Price[2]
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Rotary Rig Count
WTI Oil Price

Superior Drilling Products' Tools Lower Cost of Drilling & Completions

[1] *Source: Baker Hughes U.S. Rig Count*
[2] *Source: WTI Cushing Crude Oil Spot Price, Bloomberg LP*


SUPERIOR
DRILLING PRODUCTS

Financial Results

Significant Revenue Growth

- Increased 133% over prior-year period
  - Market expansion and increased market share driving growth
  - Sequential revenue increased 44%
- Rapid rig count increase in quarter
  - Weekly average count in Q117 up 26% from trailing Q416, and 34% higher than Q116
  - Total count in most active basin up 138% from low May 2016
- Contract Services revenue more than doubled sequentially

($ in millions)


Revenue by Quarter*
$1.4
$1.0
$0.5
$1.1
$0.9
$0.2
$2.3
$1.8
$0.4
$2.3
$1.8
$0.5
$3.4
$2.3
$1.1
1Q16
2Q16
3Q16
4Q16
1Q17


Revenue by Year*
$7.2
$5.5
$1.7
$9.1
$6.1
$3.0
2016
1Q 2017 TTM
Contract Services Revenue
Tool Revenue

* *Numbers may not sum due to rounding*

SUPERIOR DRILLING PRODUCTS

Tool Revenue Strength

- Strong growth in Tool revenue
  - Sales revenue from fleet build out by channel partner
  - Life of tool revenue stream: includes royalty and maintenance
  - Positive trend in royalty and repair revenue demonstrates tool deployment
- Business model reduces capital requirements and marketing expenses
- Volume drives operating leverage

Tool Revenue by Category

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	2016	TTM 2017
Tool sales/rental	$ 902	$ 846	$1,726	$1,451	$1,635	$4,928	$5,658
Other related revenue	$ 52	$ 42	$ 119	$ 342	$ 635	$ 555	$1,138
Total tool revenue	**$ 954**	**$ 888**	**$1,845**	**$1,794**	**$2,270**	**$5,483**	**$6,796**

SUPERIOR DRILLING PRODUCTS

Strong Cost Discipline

Operating Expenses *($ in millions)*


By Quarter
$3.5
$4.0
$3.2
$3.7
$3.6
$1.2
$1.2
$0.9
$0.9
$0.9
$1.3
$1.5
$1.3
$1.6
$1.5
$1.0
$1.3
$1.0
$1.2
$1.2
1Q16
2Q16
3Q16
4Q16
1Q17


By Year
$14.5
$14.6
$4.3
$4.0
$5.8
$6.0
$4.5
$4.6
2016
Q1 2017 TTM
Cost of Revenue
SG&A
D&A

- Cost of revenue as a percentage of sales decreased 35 basis points from prior-year period to 35% on higher volume and tool sales mix
- Increased SG&A due to higher volume, incentive compensation, and professional fees
- Q1 relatively indicative of expected SG&A for 2017
- D&A more stable with sales vs. growing owned fleet of tools

SUPERIOR DRILLING PRODUCTS

Created Better Margin Business Model

Adjusted EBITDA *($ in thousands)*

By Quarter



$910
$176
$67
($553)
($1,150)
1Q16
2Q16
3Q16
4Q16
1Q17

By Year



($1,531)
($68)
2016
1Q 2017 TTM

- Achieving positive Adjusted EBITDA
  - 27% of revenue
  - $1.5 million higher than prior-year period
  - Close to break even on TTM
- Cash flow positive by 2H 2017

** Adjusted EBITDA and is a non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

Managing Balance Sheet

($ in millions)

Cash and Equivalents



$1.3
$2.2
$1.0
12/31/2015
12/31/2016
3/31/2017

Total Debt



$20.2
$9.7
$10.5
$16.7
$7.9
$8.8
$14.0
$7.9
$6.1
12/31/2015
12/31/2016
3/31/2017
SDPI
Hard Rock

- Cash used in operations increased to $0.8 million from $0.3 million in Q116
  - Increased accounts receivable main driver
- Total debt sequentially lower by $2.7 million, or 16%
- Sale of non-core real estate - Superior Auto Body & Paint
  - February 9, 2017
  - Proceeds of $2.5 million paid related debt

SUPERIOR DRILLING PRODUCTS

2017 Guidance

- Revenue: Approximately $12.0 to $13.0 million
- Operating margin, excluding amortization: 9% to 11%
- Depreciation: $1.3 to $1.4 million
- Amortization: Approximately $2.4 million
- Interest expense: Approximately $950 thousand
- Capital Expenditures: Approximately $350 thousand

Opportunities

- Progression of channel partner relationships
  - Focused on highly-qualified partners
- Strider® Oscillation System
  - Launched Coiled Tubing Strider (CTS) in Jan 2017
  - Looking for CTS distribution partners
  - Open Hole Strider to launch later in 2017: testing advancing
- Driving manufacturing expertise
- Building intellectual property portfolio
- Oil & gas prices continuing to drive the innovation revolution



CLOSER SYSTEM STAUS: OPERATIONAL
224°


SUPERIOR
DRILLING PRODUCTS

Supplemental Information

NYSE MKT: SDPI
www.sdpi.com

Proven Industry Experience

Troy Meier, *Co-Founder, Board Chairman and CEO*

- More than 33 years of experience in the oil and gas industry, including 13-year career with Baker Hughes

Annette Meier, *Co-Founder, Director, President and COO*

- More than 20 years of experience in the oil and gas industry; Co-creator of custom shop management and inventory program software and "nucleus grinding system"

Christopher Cashion, *Chief Financial Officer*

- More than 30 years of experience in accounting, finance and private equity for the oil & gas industry

Lane Snell, *VP of Engineering*

- Over 25 years of application and research engineering in the oil & gas industry

Board of Directors

Troy Meier, *Chairman*

Annette Meier, *Director*

James R Lines, *Director*

- President and CEO of Graham. Graham designs, manufactures and sells critical equipment for the energy, defense and chemical/petrochemical industries.

Robert Iversen, *Director*

- Partner and president of CTI Energy Services, LLC of Springtown, Texas, a drilling services company

Michael Ronca, *Director*

- More than 30 years in oil and gas industry; President and CEO of EagleRidge Energy

Drill-N-Ream Channel Partner Agreement



- **Drill-N-Ream four revenue streams**
  1. New tool sales
     - Assumes horizontal rig count grows to 880 this year, and 920 in 2018
     - Average selling price: $40 thousand; Ranges from $30 to $50 thousand
     - Requires about 180 - 190 by June 2017
     - Estimated fleet to meet market share requirement by end of 2017: 230 - 250
     - Estimated fleet to meet market share requirement by end of 2018: 360 - 370
  2. Replacement tool sales – recurring revenue
     - Tools replaced every 12 runs or about 16 months
  3. Royalty revenue
     - 8% royalty on fees per run at about $10,000
     - Rigs run ~1.5 wells per month = $14,400 for life of tool
  4. Tool repair parts/refurbishment
     - $10 to $12 thousand maintenance per life of tool (10% of the tool sales price/refurbishment)
- **EBITDA margin similar to rental model**

SUPERIOR DRILLING PRODUCTS

World-Class Manufacturing Facility

Industry leading techniques

- **Created machine tools and systems**
  - Fully contained & environmentally friendly facility
  - CHUCK, SDP's proprietary paperless enterprise management system
  - Brazing station with climate & fume control facilitates productivity
- **Developed world's first CNC poly-crystalline diamond compact (PDC) grinding unit** (NUCLEUS)
- **Center of excellence** for drill tool manufacturing & repair



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SUPERIOR DRILLING PRODUCTS

Adjusted EBITDA Reconciliation

	Three Months Ended		
	March 31, 2017	December 31, 2016	March 31, 2016
GAAP net loss	$ (385,985)	$ (2,595,946)	$ (2,242,540)
Add back:			
Depreciation and amortization	938,022	912,034	1,234,424
Impairment of property, plant and equipment	-	840,380	-
Interest expense, net	177,166	433,225	285,100
Share-based compensation	175,380	249,411	257,309
Impairment of inventories	-	210,475	-
(Gain) loss on sale of assets	5,828	17,841	(86,852)
Non-GAAP adjusted EBITDA(1)	$ 910,411	$ 67,420	$ (552,559)
GAAP Revenue	$ 3,369,612	$ 2,332,659	$ 1,444,626
Non-GAAP EBITDA Margin	*27.0%*	*2.9%*	*-38.2%*

(1) Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization, unusual expenses and loss on disposition of assets. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

Adjusted EBITDA Reconciliation

	Full Year Ended			
	March 31, 2017 TTM		December 31, 2016	
GAAP net loss	$	(7,254,066)	$	(9,110,621)
Add back:				
Depreciation and amortization		3,994,847		4,291,249
Interest expense, net		1,191,733		1,299,667
Share-based compensation		701,533		783,462
Impairment of goodwill		-		
Impairment of property, plant & equipment		1,054,482		1,054,482
Impairment of inventories		358,546		358,546
(Gain) loss on sale of assets		(84,931)		(177,611)
Employee Severance		-		-
Income tax benefit		(2,000)		(2,000)
Inventory valuation reserve		-		-
Unrealized gain on warrant derivative		(28,301)		(28,301)
Non-GAAP Adjusted EBITDA[(1)]	$	(68,157)	$	(1,531,127)

(1) Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization, unusual expenses and loss on disposition of assets. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.